UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

PIERIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37471	EIN 30-0784346
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, 9th Floor

Boston, MA

United States

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 857-246-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the annual meeting of stockholders of Pieris Pharmaceuticals, Inc. (the “Company”) held on June 28, 2016 (the “Annual Meeting”), the Company’s stockholders approved the 2016 Employee, Director and Consultant Equity Incentive Plan (the “2016 Plan”). The Board of Directors of the Company adopted the 2016 Plan on April 8, 2016, subject to stockholder approval.

Under the 2016 Plan, up to 3,750,000 shares of our Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted thereunder in the form of incentive stock options, non-statutory stock options, restricted stock, restricted stock units and other stock-based awards.

The foregoing summary of the 2016 Plan is qualified in its entirety by reference to the detailed summary of the 2016 Plan set forth in the section “To Approve the Company’s 2016 Employee, Director and Consultant Equity Incentive Plan (Notice Item 2)” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 31, 2016 and to the full text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On June 28, 2016, the Company held its Annual Meeting. Of the 39,833,023 shares of Common Stock issued and outstanding and eligible to vote as of the record date of May 6, 2016, a quorum of 28,777,183 shares, or 72.24% of the outstanding shares, were present in person or by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors as Class II Directors until the Company’s 2019 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Chau Khuong	18,830,254	856,180	9,090,749
Steven Prelack	18,807,076	879,358	9,090,749

2. The approval of the Company’s 2016 Equity Plan based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,129,341	433,993	123,100	9,090,749

3. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,535,658	67,182	174,343	0

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Pieris Pharmaceuticals, Inc. 2016 Employee, Director and Consultant Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2016	PIERIS PHARMACEUTICALS, INC.

	By:	/s/ Darlene Deptula-Hicks
	Name:	Darlene Deptula-Hicks
	Title:	SVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Pieris Pharmaceuticals, Inc. 2016 Employee, Director and Consultant Equity Incentive Plan